UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 N. Broadway, St. Louis, Missouri 63102-2188

(Address of principal executive offices and zip code)

(314) 342-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.15 par value per share	SF	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series B	SF-PB	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.125% Non-Cumulative Preferred Stock, Series C	SF-PC	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 4.50% Non-Cumulative Preferred Stock, Series D	SF-PD	New York Stock Exchange
5.20% Senior Notes due 2047	SFB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Stifel Financial Corp. (the “Company”) was held on June 5, 2024 to (i) elect twelve members of the Board of Directors; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement; and (iii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.

As of April 8, 2024, the record date for the Annual Meeting, there were 102,574,011 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 98,094,663 shares of common stock were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors:

The Company’s shareholders elected twelve directors to hold office until the 2025 annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the shareholders’ votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Adam T. Berlew	86,545,168	473,746	—	11,075,749
Maryam S. Brown	86,509,171	509,743	—	11,075,749
Michael W. Brown	83,761,676	3,257,238	—	11,075,749
Lisa L. Carnoy	86,554,591	464,323	—	11,075,749
Robert E. Grady	81,571,853	5,447,061	—	11,075,749
James P. Kavanaugh	85,807,877	1,211,037	—	11,075,749
Ronald J. Kruszewski	82,419,641	4,599,273	—	11,075,749
Daniel J. Ludeman	85,556,876	1,462,038	—	11,075,749
Maura A. Markus	76,005,818	11,013,096	—	11,075,749
David A. Peacock	82,636,380	4,382,534	—	11,075,749
Thomas W. Weisel	85,630,929	1,387,985	—	11,075,749
Michael J. Zimmerman	83,983,289	3,035,625	—	11,075,749

Proposal 2 – To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
84,640,157	2,211,289	167,468	11,075,749

Proposal 3 – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstentions	Broker Non-votes
96,734,217	1,271,528	88,918	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 5, 2024	By:	/s/ James M. Marischen
	Name:	James M. Marischen
	Title:	Chief Financial Officer

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